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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                              --------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) July 31, 2004

                             PYRAMID BREWERIES, INC.
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             (Exact name of registrant as specified in its charter)

           WASHINGTON                   0-27116                91-1258355
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(State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
          incorporation)                                   Identification No.)

                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 206-682-8322

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The registrant hereby amends its Current Report on Form 8-K dated August 16,
2004 as follows:

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 13, 2004, Pyramid Breweries Inc. (Pyramid) filed a Current Report on Form 8-K (the "Original Filing") in connection with the completion of the asset acquisition, on July 31, 2004, of Portland Brewing Company, pursuant to an Asset Purchase Agreement, dated January 26, 2004 by and among Pyramid, PBC Acquisition, LLC a wholly owned subsidiary of Pyramid and Portland Brewing Company. The consideration paid for the acquisition was $4.2 million in cash, assumed liabilities and Pyramid stock.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of businesses acquired.

      1. The audited consolidated financial statements of Portland Brewing Company including the consolidated balance sheets and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002, required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit
            99.1 of this Current Report on Form 8-K/A.

      2. The unaudited condensed consolidated financial statements of Portland Brewing Company, including the condensed consolidated balance sheet as of June 30, 2004 and the related condensed consolidated statements of operations and cash flows for the six month periods ended June 30, 2004 and 2003 are attached hereto as
            Exhibit 99.2.

(b) Pro forma financial information.

The following pro forma financial information required to be filed pursuant to
Item 9.01(b) of Form 8-K is attached hereto:

      1. Unaudited pro forma condensed balance sheet as of June 30, 2004 and unaudited pro forma condensed statements of operations for the six month period ended June 30, 2004 and the year ended December 31, 2003 as Exhibit 99.3.

(c) Exhibits.

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The following exhibits are filed as part of this report:

Exhibit
Number                                  Description
-------                                 -----------
23.1        Consent of Moss Adams LLP

99.1        Audited consolidated financial statements of Portland Brewing
            Company including the consolidated balance sheets and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002, together with the report thereon of Moss Adams LLP.

99.2        Unaudited condensed consolidated financial statements of Portland
            Brewing Company, including the condensed consolidated balance sheets as of June 30, 2004 and the related condensed consolidated statements of operations and cash flows for the six month periods ended June 30, 2004 and 2003.

99.3 Unaudited pro forma condensed balance sheet as of June 30, 2004 and unaudited pro forma condensed statements of operations for the six month period ended June 30, 2004 and the year ended December 31, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2004.                PYRAMID BREWERIES INC.

                                       By:   /s/ James K. Hilger
                                           -----------------------------------

                                           James K. Hilger, Vice President and
                                            Chief Financial Officer

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                             PYRAMID BREWERIES INC.

                                    FORM 8-K/A

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
23.1        Consent of Moss Adams LLP

99.1        Audited consolidated financial statements of Portland Brewing
            Company including the consolidated balance sheets and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002, together with the report thereon of Moss Adams LLP.

99.2        Unaudited condensed consolidated financial statements of Portland
            Brewing Company, including the condensed consolidated balance sheets as of June 30, 2004 and the related condensed consolidated statements of operations and cash flows for the six month periods ended June 30, 2004 and 2003.

99.3 Unaudited pro forma condensed balance sheet as of June 30, 2004 and unaudited pro forma condensed statement of operations for the six month periods ended June 30, 2004 and the year ended December 31, 2003.